                                                       1933 Act File No. 2-82592
                                                      1940 Act File No. 811-3696

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 X
                                                                     -------


      Pre-Effective Amendment No.
                                   --------                          -------


      Post-Effective Amendment No.    28                                X
                                   --------                          -------

                                               and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         X
                                                                     -------

     Amendment No.    30                                                X
                   --------                                          -------


                      (Check appropriate box or boxes.)
                            RESERVE TAX-EXEMPT TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              810 Seventh Avenue, New York, NY              10019
--------------------------------------------------------------------------------
            (Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code      (212) 977-9882
                                                  -------------------------

Marc C. Cozzolino, Esq., Reserve Tax-Exempt Trust, 810 Seventh Avenue, 17th
Floor,
--------------------------------------------------------------------------------

New York, NY 10019
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)


   It is proposed that this filing will become effective (check appropriate box)

                 Immediately upon filing pursuant to paragraph (b) of Rule 485
      --------
                 on July 31, 1996 pursuant to paragraph (b) of Rule 485
      --------
         x       60 days after filing pursuant to paragraph (a) of Rule 485
      --------
                 on (date) pursuant to paragraph (a) of Rule 485
      --------

                         ----------------------------

The Commission is requested to send copies of all communications to:

                               Paul F. Roye, Esq.
                             Dechert Price & Rhoads
                               1500 K Street, NW
                             Washington, DC  20005


Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 electing to register an indefinite number of shares of beneficial interest. The notice required by Rule 24f-2 with respect to Registrant's fiscal year ending May 31, 1996 was filed with the Commission on June 17, 1996.


                                                This filing contains 39 pages.

                          RESERVE TAX-EXEMPT TRUST

               CROSS REFERENCE SHEET PURSUANT TO RULE 495A(a)

FORM                                                                PROSPECTUS AND STATEMENT
N-1A                                                                OF ADDITIONAL INFORMATION
ITEM           FORM CAPTION                                                 CAPTION
----     ---------------------------------                          ---------------------------------------
 1       Cover Page                                                 Cover Page
 2       Synopsis                                                   (omitted)
 3       Condensed Financial Information                            Financial Highlights
 4       General Description of Registrant                          Investment Objective and Policies;
                                                                    Shares of Beneficial Interest
 5       Management of the Fund                                     Management; How to Buy Shares
 6       Capital Stock and Other Securities                         Shares of Beneficial Interest
 7       Purchase of Securities Being Offered                       How to Buy Shares
 8       Redemption or Repurchase                                   Redemptions
 9       Legal Proceedings                                          (omitted)
10       Cover Page                                                 Statement of Additional Information
11       Table of Contents                                          Table of Contents
12       General Information and History                            (omitted)
13       Investment Objective and Policies                          Investment Objective and Policies
14       Management of the Registrant                               Trustees and Executive Officers
15       Control Persons and Principal                              Trustees and Executive Officers; Shares of Holders of Securities
                                                                    Beneficial Interest
16       Investment Advisory and Other                              Investment Management, Distribution,
         Service                                                    Services and Custodian Agreements
17       Brokerage Allocation                                       Portfolio Turnover, Transaction
                                                                    Charges and Allocation
18       Capital Stock and Other Securities                         Shares of Beneficial Interest
19       Purchase, Redemption, and Pricing                          Purchase, Redemption and Pricing of
          Shares;                                                   of Securities Being Offered
20       Tax Status                                                 Distributions and Taxes
21       Underwriters                                               Investment Management, Distribution,
         Service and Custodian Agreements
22       Calculation of Yield Quotations                            Fund Yield
         Of Money Market Funds
23       Financial Statements                                       Financial Statements

[THE RESERVE FUNDS LOGO]                 General Information, Purchases and
                                         Redemptions

                                         ---------------------------------------
                                         24 Hour Yield and Balance Information

                                         ---------------------------------------

                                         Nationwide 800-637-1700


                     THE INTERSTATE SELECT TAX-EXEMPT FUND



     The INTERSTATE SELECT TAX-EXEMPT FUND of Reserve Tax-Exempt Trust (the "Fund") is a no-load money market fund whose investment objective is to seek as high a level of short term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity.



     The INTERSTATE SELECT TAX-EXEMPT FUND invests principally in obligations issued by the states, territories, possessions of the United States and their political subdivisions, duly constituted authorities and corporations.


     SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


     This Prospectus sets forth the information about the Fund which a prospective investor should know before investing. A Statement of Additional
Information dated             ,      , providing further details about the Fund,
has been filed with the Securities and Exchange Commission. It may be obtained without charge by writing or calling the Fund at (800) 637-1700. The Statement of Additional Information is incorporated by reference into this Prospectus.


     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------


                   Prospectus dated                  ,      .

 Investors are advised to read and retain this Prospectus for future reference.

                              SHAREHOLDER EXPENSES

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended May 31, 1996.

                        SHAREHOLDER TRANSACTION EXPENSES

           Sales Load Imposed on Purchases................................................    None
           Sales Load Imposed on Reinvested Dividends.....................................    None
           Redemption Fees*...............................................................    None
           Exchange Fees..................................................................    None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


           Management Fee................................................................    .50%
           12b-1 Fees....................................................................    .20%
           Other Operating Expenses......................................................    .30%
                                                                                            -----
           Total Operating Expenses......................................................   1.00%
                                                                                            ======


    The purpose of this table is to assist the investor in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. * A $2.00 fee is charged on redemption checks issued by the Fund of less than $100 and a $10 fee is charged for wire redemptions of less than $10,000.

    The following example illustrates the expenses that a shareholder would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual rate of return and (2) redemption at the end of each time period.

               1 YEAR             3 YEARS             5 YEARS             10 YEARS
        --------------------------------------------------------------------------------
                $11                 $33                 $57                 $127

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


                                     YIELD



    Current yield refers to the income generated by an investment in the Fund over a seven-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income is assumed to be reinvested. The effective yield will be higher than the current yield because of this compounding effect.


    The Fund may also quote its tax equivalent yield, which shows the taxable yield an investor would have to earn before taxes to equal the Fund's tax-free yield. The tax equivalent yield is calculated by dividing the Fund's current or effective yield by the result of one minus a stated federal tax rate.

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to seek as high a level of short term interest income exempt from Federal income taxes as is consistent with preservation of capital and liquidity. The Fund seeks to attain this objective by investing principally in obligations issued by states, territories, and possessions of the United States and their subdivisions, duly constituted authorities and corporations, or participation interests in such obligations. However, achievement of this objective cannot be assured. This investment objective cannot be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act of 1940.

    These securities are generally known as "municipal bonds" or "municipal notes" and the interest on them is exempt from federal income tax in the opinion of either bond counsel for the issuers or, in some instances, the issuer itself ("Municipal Obligations"). They may be issued to raise money for various public purposes such as constructing public facilities. Certain types of Municipal Obligations are issued to obtain funding for privately operated facilities. General obligation bonds and notes are backed by the taxing power of the issuer. Revenue bonds and notes are backed by the revenues of a project or facility such as tolls from a toll road or, in some cases, from the proceeds of a special excise tax, but not by the general taxing power. Industrial development revenue bonds and notes are a specific type of revenue bond or note backed by the credit of a private issuer. The Fund may invest any portion of its assets in industrial revenue bonds and notes. Municipal Obligations bear fixed, variable or floating rates of interest. At least 80% of the value of the Fund's assets will be invested in Municipal Obligations unless the Fund has adopted a temporary defensive position.

    The Fund may purchase floating and variable rate demand notes, which are Municipal Obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding one year, in each case usually upon not more than seven days' notice. The interest rates on these floating and variable rate demand notes fluctuate from time to time. Frequently, such Municipal Obligations are secured by letters of credit or other credit support arrangements provided by banks. The Fund may invest any portion of its assets in floating and variable rate demand notes secured by bank letters of credit or other credit support arrangements. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these Municipal Obligations. The Fund will not invest more than 10% of the value of its assets in floating or variable rate demand notes for which there is no secondary market if the demand feature on such Municipal Obligations is exercisable on more than seven days notice.

    In view of the investment of the Fund in industrial revenue development bonds and notes secured by letters of credit or guarantees of banks, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks such an investment may entail. Banks are subject to extensive government regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. In addition, general economic conditions play an important part in the operations of this industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

    The Fund will purchase tax-exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"), SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or the equivalent thereof. Municipal Obligations which are not rated may also be purchased provided such securities are determined to be of comparable quality by the Fund's investment adviser to those rated securities in which the Fund may invest pursuant to guidelines established by the Board of Trustees.

OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Fund accompanied by a commitment to repurchase the securities, at the Fund's option or at a specified date, at an agreed upon price or yield within a specified period prior to the maturity date of such securities at the amortized cost thereof. If a bank or other municipal securities dealer were to default under such stand-by commitment and fail to pay the exercise price, the Fund could suffer a potential loss to the extent that the amount paid by the Fund, if any, for the Municipal Obligation with the stand-by commitment exceeded the current value of the underlying Municipal Obligations. If a bank or other municipal securities dealer defaults under its stand-by commitment, the liquidity of the security subject to such commitment may be adversely affected.

    Municipal Obligations are sometimes offered on a "when-issued" or delayed delivery basis. There is no limit on the Fund's ability to purchase Municipal Obligations on a when-issued basis. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of such Municipal Obligations. During the period between the purchase and settlement dates, no payment is made by the Fund to the issuer and no interest accrues to the Fund on such securities. To the extent that assets of the Fund purchasing such securities are not invested prior to the settlement of a purchase of securities, the Fund will earn no income, however, it is the Fund's intent to be as fully invested as is practicable. While when-issued securities may be sold prior to settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will also maintain readily marketable assets at least equal in value to commitments for when-issued securities specifically for the settlement of such commitments. The investment adviser does not believe that the Fund's net asset value or income will be adversely affected by the purchase of Municipal Obligations on a when-issued basis.

    The Fund may purchase from financial institutions participation interests in Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. Frequently, such instruments are secured by letters of credit or other credit support arrangements provided by banks.

    The Tax Reform Act of 1986 ("the Act") subjects interest received on certain otherwise tax-exempt securities ("private activity bonds") to a federal alternative minimum tax. It is the position of the Securities and Exchange Commission that in order for a fund to call itself "tax-free" not more than 20% of its net assets may be invested in municipal securities subject to the federal alternative minimum tax or at least 80% of its income will be tax-exempt. Income received on such securities is classified as a "tax preference item" which could subject certain investors in such securities, including shareholders of the Fund, to an increased alternative minimum tax. However, as of the date of this Prospectus the Fund does not purchase such securities, but reserves the right to do so depending on market conditions in the future.

    Yields on municipal securities depend on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the tax-exempt securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

    From time to time the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the United States government, its agencies or instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances, and letters of credit of Federal Deposit Insurance Corporation member banks; and instruments fully collateralized by such obligations. Unless the Fund has adopted a temporary defensive position, no more than 20% of the net assets of the Fund will be invested in Taxable Investments at any time. The Fund may enter into repurchase agreements with regard to the taxable obligations listed above. Although the Fund is permitted to make taxable temporary investments, there is no current intention of generating income subject to federal income tax.

    The Fund's investment adviser uses its reasonable business judgment in selecting investments in addition to considering the ratings of Moody's and S&P. This analysis considers, among other things, the financial condition of the issuer by taking into account present and future liquidity, cash flow and capacity to meet debt service requirements. Since the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Fund seeks to minimize the effect of such fluctuations by investing in instruments with remaining maturities of 397 days or less and limiting its average maturity to 90 days or less.

    The principal risk factors associated with investment in the Fund are the risk of fluctuations in short-term interest rates, the risk of default among one or more issuers of securities which comprise the Fund's assets and the risk of non-diversification. As a non-diversified investment company, the Fund is permitted to have all its assets invested in a limited number of issuers. Accordingly, since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's investment securities may be more susceptible to any single economic, political or regulatory occurrence than the investment securities of a diversified investment company. However, the Fund intends to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. This limits the aggregate value of all investments (except United States Government securities, securities of other regulated investment companies, cash and cash items) so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer.

                                   MANAGEMENT

INVESTMENT MANAGEMENT AGREEMENT. The Board of Trustees manages the Fund's business and affairs. Reserve Management Company, Inc. ("Adviser"), 14 Locust Place, Manhasset, NY 11030, provides the Fund with investment advice pursuant to an Investment Management Agreement. Since November 15, 1971, the Adviser and its affiliates have been advising the Reserve Funds, which currently have assets in excess of $3 billion. Under the Investment Management Agreement, the Adviser manages the Fund's investments, including effecting purchases and sales thereof, in furtherance of the Fund's investment objective and policies, subject to overall control and direction by the Trustees.

    As compensation for these services the Adviser receives a management fee, which is a percentage of the average daily net assets of the Fund, calculated as follows: (i) .50% per annum of the first $500 million of average daily net assets; (ii) .475% per annum of the next $500 million of such assets; (iii) .45% per annum of the next $500 million of such assets; (iv) .425% per annum of the next $500 million of such assets; and (v) .40% per annum of such assets in excess of $2 billion. For the fiscal year ended May 31, 1996, the Adviser received a management fee of .50% of the average net assets of the Fund.

SERVICE AGREEMENT. The Adviser furnishes to the Fund on behalf of the Fund, at cost, all personnel required for its operations such as executive, administrative, clerical, recordkeeping, bookkeeping, and shareholder accounting and servicing, as well as suitable office space and necessary equipment and supplies used by such personnel in performing these functions. Operating costs for which the Fund reimburses the Adviser includes salaries and other personnel expense, rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Fund, and all other expenses for the conduct of Fund affairs. Affiliates of the Adviser may provide some of these services. The Fund also reimburses the Adviser for: brokerage fees and commissions; interest charges and taxes; the cost of registering for sale, issuing and redeeming Fund shares and of printing and mailing all prospectuses, proxy statements and shareholder reports furnished to current shareholders; and the fees and expenses of the Fund's custodian, auditors, lawyers and Trustees who are not "interested persons" of the Fund.

    The Adviser has agreed to repay the Fund promptly any amount which a majority of disinterested Trustees reasonably determines in its discretion is in excess of or not properly attributable to the cost of operations or expenses of the Fund. The Service Agreement is nonassignable and continues until terminated by either party on 120 days notice.

TRUSTEES. The Trustees serve indefinite terms (subject to certain removal procedures) and they appoint their own successors, provided that at least a majority of the Trustees have been elected by shareholders. A Trustee may be removed at any meeting of shareholders by a vote of a majority of the shareholders of Reserve Tax-Exempt Trust.


TRANSFER AGENT AND DIVIDEND PAYING AGENT. Reserve Tax-Exempt Trust acts as its own transfer agent and dividend paying agent.

                               HOW TO BUY SHARES

METHOD OF PAYMENT. The minimum initial investment is $1,000 and $250 for subsequent investments ($50 if shares are purchased by Reserve Automatic Asset-Builder, Reserve Automatic Asset-Builder for U.S. Government Distributions and $25 if purchased by Reserve Automatic Asset Builder for Payroll or Pension). An initial purchase must be accompanied by an investment application or equivalent information. For clients of certain broker-dealers and financial institutions, shares may be purchased directly through such firm. You can buy shares of the Funds each business day at the net asset value next determined after receipt by the Funds of a properly completed order and payment in Federal Funds (member bank deposits with a Federal Reserve bank). Payments (denominated in U.S. dollars) must be made:

    - By check (drawn on a U.S. bank) payable to The Reserve Funds, 810 Seventh Avenue, New York, N.Y. 10019-5868. You must include your account number (or Taxpayer Identification number) on the "pay to the order of" line for each check made payable to The Reserve Funds or within the endorsement for each check endorsed to The Reserve Funds.

    - By wire -- Prior to calling your bank, call the Fund for specific instructions at 800-637-1700 or the broker-dealer or financial institution ("firm") from which you received this Prospectus.

    Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. Because the Fund must pay for its securities purchases on the same day in Federal funds, only Federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received. For Federal funds wires to be eligible for same-day order entry, the Fund must be notified before 11:00 A.M. (New York time) of the amount to be transmitted and the account to be credited. Payment by check not immediately convertible into Federal funds will be entered as of the business day when covering Federal funds are received or bank checks are converted into Federal funds. This usually occurs within two business days, but may take longer. Checks delivered to the Fund's offices after 11:00 A.M. (New York time) will be considered received the next business day. A fee will be charged if any check used for investment in your account does not clear.

    Any monies which cannot be credited to an account by the end of the business day following that on which Federal funds become available will be returned as promptly as possible to the sender or, if this cannot be readily determined, to the bank from which they came or were drawn. The Fund reserves the right, with respect to any person or class of persons, under certain circumstances to waive investment minimums and redemption requirements. The Fund reserves the right to suspend the offering of shares from time to time and to reject any purchase order for any reason. The Fund will only accept purchase checks in excess of $100 which are payable to The Reserve Fund or payable to the shareholder/payee of the check and endorsed to The Reserve Funds. The Fund does not accept travelers checks.

RESERVE AUTOMATIC ASSET-BUILDER PLAN. If you have an account balance of $5,000 or more, you may purchase shares of a Fund ($25 minimum) from a checking, NOW, or bank money market deposit account or from a U.S. Government distribution ($25 minimum) such as Social Security, federal salary, or certain veteran's benefits, or other payments from the federal government. Fill out the Reserve Automatic Asset-Builder form included in the account application or call the Funds at
(800) 637-1700.

NET ASSET VALUE. Shares are sold to the public at net asset value ("NAV"). The NAV of the Fund is calculated at the close of each business day (normally 4:00 P.M. New York time) by taking the sum of the Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. A "business day" is Monday through Friday exclusive of days the New York Stock Exchange is closed for trading and bank holidays in New York State which include Martin Luther King's Birthday and Columbus Day. It is the policy of the Fund to seek to maintain a stable NAV per share of $1.00 although this share price is not guaranteed.

DISTRIBUTORS. The distributors of the Fund are Resrv Partners, Inc., 810 Seventh Avenue, New York, NY 10019-5868, which is a wholly-owned subsidiary of the Advisor; and Pacific Global Fund Distributors, Incorporated, 250 North Marengo Avenue, Pasadena, CA 91101.

EXCHANGE PRIVILEGE. The shares offered by this Prospectus may be exchanged for shares in other Reserve money market funds at net asset value. Customers of certain firms may exchange shares of the Fund for shares of certain equity and bond funds where a sales load normally applies. A waiver of the sales load may apply if the shares being exchanged were acquired: (a) by a previous exchange from shares of a fund purchased with a sales load, or (b) through investments of dividends or distributions paid with respect to the foregoing category of shares. Exchanges of shares of one fund for another is a taxable event and may result in a gain or loss for federal income tax purposes. The exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders. Shares to be acquired in an exchange must be registered for sale in the investor's state. The exchange privilege described under this heading may not be available to clients of certain firms and some firms may impose conditions on their clients which are different from those described in this Prospectus.

DISTRIBUTION AND SERVICE PLAN. Purchases may also be made through brokers, financial intermediaries and financial institutions. Some of these firms participate in the Fund's Plan of Distribution ("Plan"). Reserve Tax-Exempt Trust maintains the Plan and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940 (the "1940" Act). Under the Plan, the Fund makes assistance payments at an annual rate of .20% of the net asset value of broker, financial institution, and financial intermediary shareholder accounts ("qualified accounts"). Substantially all such monies are paid to brokers, financial institutions and financial intermediaries for distribution assistance or administrative services provided the Fund. The investment adviser is required by the Plan to pay an equivalent amount and may, at its discretion, pay from its own resources or from other sources available to it, additional amounts and incentives, including lump-sum payments, based upon the amount of assets committed to the Fund by such brokers, financial institutions, financial intermediaries, and underwriters. The Plan does not permit the carrying over of payments from year to year. The investment adviser also reimburses firms, from its own resources or from sources available to it, for a portion of their costs of advertising and marketing shares of the Fund. All such arrangements are designed to facilitate the sale of Fund shares. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.


CLIENTS OF FIRMS. Firms provide varying arrangements for their clients with respect to the purchase and redemption of the Fund's shares and may arrange with their clients for other investment or administrative services. Firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may independently establish and charge additional fees such as redemption fees to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold the Fund's shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Fund's transfer agents will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain firms may receive compensation for recordkeeping and other services relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firm or may only be available subject to certain conditions and limitations. Some firms may participate in a program allowing them access to their client's accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The Prospectus should be read in connection with such firm's material regarding its fees and services.


                         SHARES OF BENEFICIAL INTEREST

    Reserve Tax-Exempt Trust ("Trust") was organized as a Massachusetts business trust on January 25,1983 and is an open-end management investment company commonly known as a mutual fund. At the date of this Prospectus, there were five separate series authorized and outstanding. Additional series may be added in the future by the Board of Trustees. The Trust is authorized to issue an unlimited number of shares of beneficial interest which may be issued in any number of series. Shares issued will be fully paid and nonassessable and will have no preemptive conversion or sinking rights. The shareholders of the Trust are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights with respect to earnings, dividends, redemption and in the net assets of their respective series on liquidation. The Trustees of the Trust do not intend to hold annual meetings of shareholders. The Trustees will call such special meetings of shareholders as may be required under the 1940 Act (e.g. to approve a new investment advisory agreement or changing the fundamental investment policies of the Fund) or by the Declaration of Trust.

    Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Trust's, and each separate investment portfolio's, obligations to third parties, and that every written contract made by the Trust or the Fund contain a provision to that effect. The Declaration of Trust also requires the Trust to indemnify shareholders and Trustees against such liabilities and any related claims or expenses.

                                DAILY DIVIDENDS

    The Fund declares dividends each business day. Dividends are distributed daily as additional shares to shareholder accounts except for shareholders who elect in writing to receive cash dividends, in which case monthly dividend checks are sent to the shareholder. Although none are anticipated, any net realized long term capital gains will be distributed at least annually.

                                     TAXES

    The Fund intends to maintain its regulated investment company status for federal income tax purposes. Accordingly, the Fund intends to satisfy certain requirements imposed by the Internal Revenue Code, so as to avoid any federal income or excise tax to it. Dividends derived from the interest earned on Municipal Obligations constitute "tax-exempt interest dividends" and are not subject to federal income taxes. Any distributions of net realized long-term capital gains earned by the Fund are taxable to shareholders as such regardless of the length of time the Fund's shares have been owned by the shareholder.

    Shareholders are advised to retain all statements from the Fund to maintain accurate records of their investments. If any dividends are not exempt from federal income taxes, shareholders will be advised of such percentage by January 31, of the following year. Shareholders should consult their tax advisers regarding specific questions as to federal, state or local taxes.

                                  REDEMPTIONS

TIME AND METHOD OF REDEMPTION. Fund shares are redeemed at their net asset value next determined after receipt by the Fund of a request in proper form. Although the Fund has seven days to transmit payment for share redemptions, it usually transmits payment the same day when redemption requests are received before 11:00 A.M. (New York time) and the next day for requests received after 11:00 A.M. (New York time). This is not always possible, however, and transmission of redemption proceeds may be delayed. Unless otherwise specified, orders received after 11:00 A.M. (New York time) are not entered until the next business day to enable shareholders to receive additional dividends. Payment will normally be made by check or bank transfer. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is received before or after 11:00 A.M.

WRITTEN AND TELEPHONE REDEMPTION REQUESTS. The Fund strongly suggests (but does not require) that each written redemption be at least $1,000 and requires that each telephone redemption be at least $1,000, except for redemptions which are intended to liquidate your account. A shareholder will be charged $2 for redemption checks issued by the Fund of less than $100. Payments of $10,000 or more will be wired upon request without charge. A shareholder will be charged $10 for wires of less than $10,000. The Fund assumes no responsibility for delays in the receipt of wired or mailed funds. The use of a predesignated financial institution, such as a savings bank, credit union or savings and loan association, which is not a member of the Federal Reserve wire system to receive your wire could cause such a delay. If the Fund has previously been advised in writing of your brokerage or bank account, telephone requests by any person are accepted for payment to such account by calling 800-637-1700. The Fund may be liable for any losses caused by its failure to employ reasonable procedures. To reduce the risk of loss, proceeds of a telephone redemption may be sent only to
(1) the bank or brokerage account designated by the shareholder, in writing, on the investment application or in a letter with the signature(s) guaranteed; or
(2) to the address of record if all the conditions listed below are met. To change the designated brokerage or bank account it is necessary to contact the firm through which shares of the Fund were purchased or, if purchased directly from the Fund it is necessary to send a written request to the Fund with signature(s) guaranteed as described below. Other redemption orders must be in writing with the necessary signature(s) guaranteed by a domestic commercial bank, a domestic trust company; a domestic savings bank, credit union or savings association; or a member firm of a national securities exchange. Guarantees from notaries public are unacceptable. The Fund will waive the signature guarantee requirement on a redemption request once every thirty (30) days if all of the following conditions apply: (1) the redemption is for $5,000 or less; (2) the redemption check is payable to the shareholder(s) of record; and (3) the redemption check is mailed to the shareholder(s) at the address of record. The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds. Redemption instructions and election of the plans described below may be made when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation.

    The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by the Fund at any time. During times of drastic economic or market conditions, share holders may experience difficulty in contacting the Fund by telephone to request a redemption or exchange of the Fund's shares. In such cases shareholders should consider using another method of redemption, such as a written request or a redemption by check.

REDEMPTION BY CHECK. By completing a signature card (and certain other documentation if the record owner is a fiduciary, corporation, partnership, trust or other organization) which is available from the Fund or the firm through which shares of the Fund were purchased, you can write checks against your account. This privilege may not be available to clients of certain firms. There is no minimum amount for check redemptions, however, the Fund, upon proper notice to the shareholder may choose to impose a fee if it deems a shareholder s actions to be burdensome to the Fund. A firm may establish variations of minimum check amounts for their customers if such variations are approved by the Fund. This procedure lengthens the time your money earns dividends, since redemptions are not made until the check is processed by the Fund. Because of this, a check cannot completely liquidate your account, nor may a check be presented for certification or be presented for immediate payment. Otherwise, you may deposit a check in your bank account or use it to pay any third party obligation not requiring certification. Shareholder checks written against accounts with insufficient funds, postdated checks and checks which contain an irregularity in the signature, amount or otherwise will be returned by the Fund and a fee charged against the account. Because check redemptions are reported on account statements, they will not be confirmed separately. A fee is charged for providing checks copies.

STOP PAYMENTS. The Fund will honor stop payment requests on unpaid shareholder checks provided the Fund is advised of the correct check number, payee, check amount, and date. Stop payment requests received by the Fund by 2:00 P.M. (New York time) in proper form will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be canceled unless confirmed in writing. Written stop payment orders are effective for one year. A fee is charged for this service.

AUTOMATIC WITHDRAWAL PLANS. If you have an account with a balance of at least $5,000, you may make a written election to participate in either of the following: (i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares of your account to make a specified monthly, quarterly or annual payment of a fixed amount. Changes in instructions must be in writing with signature(s) guaranteed. In order for such payments to continue under either Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Fund. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Fund. The Fund may impose a charge or modify or terminate any Automatic Withdrawal Plan at any time after the participant has been duly notified. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESERVE AUTOMATIC TRANSFER PLAN. You may redeem Fund shares (minimum $100) without charge by telephone if you have filed a separate Reserve Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money market deposit account (as permitted) designated in the application. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two (2) business days after receipt of the redemption request. The Fund may impose a charge or modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of certain firms or may be available subject to conditions or limitations.

RESTRICTIONS. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the New York Stock Exchange is closed (other than for customary closings), (b) when, as determined by the Securities and Exchange Commission ("SEC"), trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by the Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may by order permit. If shares of the Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which will generally be up to ten (10) business days. Shareholder checks written against funds which are not yet considered collected will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) business days after the purchase by wire. Bank acknowledgment of payment initiated by you may shorten delays.

                              GENERAL INFORMATION

JOINT OWNERSHIP. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Fund assumes no responsibility to either person for actions taken by the other person with respect to an account so registered. The Fund application provides that persons so registering their account indemnify and hold the Fund harmless for actions taken by either party.

BACKUP WITHHOLDING. The Fund is required by federal law to withhold 31% of dividends and other distributions that are subject to federal income tax (i) a correct and certified Taxpayer Identification Number (TIN) is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you underreported taxable interest or dividend payments or (iii) the Funds are notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return. For individual shareholders, the TIN is the social security number. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulgated by the IRS, the Fund may be fined $50 annually for each account for which a certified TIN is not provided. In the event that such a fine is imposed with respect to an uncertified account in any year, a corresponding charge will be made against the account.

REPORTS AND STATEMENTS. Shareholders receive an annual report containing audited financial statements and an unaudited semi-annual report. A statement is sent to each shareholder at least quarterly. Shareholders who are clients of certain firms will receive a statement combining transactions in Fund shares with statements covering other brokerage or mutual fund accounts.

SMALL BALANCES. Because of the expense of maintaining accounts with small balances (less than $1,000), the Fund will either levy a monthly charge (currently $5) or redeem the account and remit the proceeds. A firm may establish variations of minimum balances and fee amounts if such variations are approved by the Fund.

RESERVE EASY ACCESS. Easy Access is The Reserve Funds' 24 hour toll-free telephone service that lets customers use a touch-tone phone to obtain yields and account balances. To use it, call 800-637-1700 and follow the instructions you will receive.

INQUIRIES. Shareholders should direct their inquiries to the firm from which they received this Prospectus or the Fund.

SPECIAL SERVICES. The Fund reserves the right to charge shareholder accounts for specific costs incurred in processing unusual transactions for shareholders. Such transactions include, but are not limited to, stop payment requests on or copies of Fund redemption checks or shareholder checks and special research services.

PERFORMANCE. The Fund may compare its performance to other income producing alternatives such as (i) money market funds (based on yields cited by Donoghue's Money Fund Report and other industry publications); and (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit, money market deposit accounts and N.O.W. accounts as reported by the Bank Rate Monitor and other industry publications). An investment in shares of the fund is not insured by the Federal Deposit Insurance Corporation.

    Yield information is useful in reviewing the Fund's performance relative to other funds that hold investments of similar quality. Because yields will fluctuate, yield information may not provide a basis for comparison with bank and thrift certificates of deposit which normally pay a fixed rate for fixed term and are subject to a penalty for withdrawals prior to maturity which will reduce their return.

                     RESERVE CASH PERFORMANCE ACCOUNT PLUS

    The Fund offers a comprehensive package of services which enhance access to an investment in the Fund. The Reserve Cash Performance Account Plus ("CPA") services include: (i) any amount checking; and (ii) a comprehensive monthly and annual statement which summarizes your CPA activity by payee and expense category and simplifies budget and tax recordkeeping. These CPA services are provided for a fee and transaction charges may apply. Participating firms may also charge their own service fees.

                            ------------------------

NO PERSON HAS BEEN AUTHORIZE TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                            RESERVE TAX-EXEMPT TRUST

                      INTERSTATE SELECT TAX-EXEMPT FUND

                   810 SEVENTH AVENUE, NEW YORK, N.Y.  10019
                                 (212) 977-9982
                                 (800) 637-1700

                  --------------------------------------------

                         YIELD AND BALANCE INFORMATION
                  TOLL FREE (800) 637-1700 -- TOUCH TONE PHONE


                     STATEMENT OF ADDITIONAL INFORMATION


    This Statement of Additional Information describes the Interstate Select Tax-Exempt Fund of the Reserve Tax-Exempt Trust (the "Fund"). This Statement is not a Prospectus, but provides detailed information to supplement the Prospectus and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Fund at the above address. This Statement is dated _______________.




               TABLE OF CONTENTS                                            PAGE
                                                                            ----
               Investment Objective and Policies                                2
               Trustees and Executive Officers                                  3
               Investment Management, Distribution,
                  Service and Custodian Agreements                              4
               Portfolio Turnover, Transaction
                  Charges and Allocation                                        6
               Shares of Beneficial Interest                                    7
               Purchase, Redemption and Pricing
                  of Shares                                                     8
               Distributions and Taxes                                         10
               Fund Yield                                                      11
               Reserve Cash Performance Plus Account                           12
               Municipal Obligations                                           13
               Ratings                                                         14



      SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                       INVESTMENT OBJECTIVE AND POLICIES

      The following information provides additional details about the Interstate Select Fund's investment objective and policies discussed in the Prospectus.



      The INTERSTATE SELECT TAX-EXEMPT FUND'S investment objective is to seek as high a level of short term interest income exempt from federal income taxes as is consistent with preservation of capital and liquidity, by investing principally in obligations issued by states, territories, and possessions of the United States and by their political subdivisions, duly constituted authorities and corporations.


      These securities are generally known as "municipal bonds" or "municipal notes" and the interest on them is exempt from Federal income tax in the opinion of bond counsel for the issuers ("Municipal Obligations"). Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax. At least 80% of the Interstate Fund's ("Fund") assets will be invested in Municipal Obligations unless the Fund has adopted a defensive position.

      The Fund will purchase tax exempt securities which are rated MIG-1 or MIG-2 by Moody's Investor Services, Inc. ("Moody's"); SP-1 or SP-2 by Standard & Poor's Corporation ("S&P") or rated the equivalent thereof. Municipal Obligations which are not rated may be purchased provided such securities are determined to be of comparable quality by the Fund's investment adviser pursuant to guidelines adopted by the Board of Trustees to those rated securities in which the Fund may invest.

      Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a Municipal Obligation's rating falls below the second highest rating category of a nationally recognized statistical rating agency, the Municipal Obligation will be disposed of within five business days of the date the investment adviser becomes aware of the new rating. Should a rated Municipal Obligation cease to be rated, the investment adviser will promptly reassess the credit risk of the Municipal Obligation. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

      From time to time, on a temporary basis other than for temporary defensive purposes, the Fund may invest in taxable short term investments ("Taxable Investments") consisting of obligations backed by the full faith and credit of the United States Government, its agencies and instrumentalities ("U.S. Governments"); deposit-type obligations, acceptances and letters of credit of Federal Deposit Insurance Corporation member banks; or instruments fully secured or collateralized by such obligations. The Fund will not invest in foreign securities or in taxable commercial paper. Interest earned on Taxable Investments will be taxable income to investors. Unless the Fund has adopted a temporary defensive position, no more than 20% of its net assets will be invested in Taxable Investments at any time.

SUPPLEMENTAL INVESTMENT POLICIES. The investment objective, and the following supplemental policies may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. A majority of the outstanding shares of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund cannot (1) invest in any security other than those discussed herein or in the Prospectus;
(2) borrow money except as a temporary or emergency measure (but not for the purpose of purchasing investment securities), and not in an amount to exceed 5% of the value of its total assets; (3) issue securities senior to its capital stock; (4) act as an underwriter with respect to the securities of others; (5) concentrate investments in any particular industry except to the extent that its investments are concentrated exclusively in Municipal Obligations, in U.S. Governments, or instruments secured by such obligations; (6) purchase, sell or otherwise invest in real estate or commodities or commodity contracts; however, the Fund may purchase Municipal Obligations secured by interests in real estate; (7) lend more than 33 1/3% of the value of its total assets to the extent its investments may be considered loans; (8) sell any security short or write, sell or purchase any futures contract or put or call option; provided, however, that the Fund shall have the authority to purchase Municipal Obligations subject to a stand-by commitment, at the Fund's option; (9) invest in voting securities or in companies for the purpose of exercising control; (10) invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940; (11) make investments on a margin basis; and (12) purchase or sell any securities (other than securities of the Fund) from or to any officer or Trustee, the investment adviser, or affiliated person except in compliance with the Investment Company Act of 1940.

OTHER POLICIES. Certain banks and other municipal securities dealers have indicated a willingness to sell Municipal Obligations to the Fund accompanied by a commitment to repurchase the securities, at the Fund's option or on a specified date, at an agreed-upon price or yield within a specified period prior to the maturity date of such securities.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement transaction occurs when the Fund purchases and simultaneously contracts to resell in advance securities at fixed prices determined by the yields negotiated. The Fund will limit repurchase agreement transactions to those financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Fund's Board of Trustees. The investment manager will follow procedures intended to provide that all acquired repurchase agreements are at least 100% collateralized as to principal and interest. The Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the account of the Fund's custodian. If the seller defaults on the repurchase obligation, the Fund could incur a loss, and may incur costs in disposing of the underlying security. The Fund will not hold more than 10% of its net assets in illiquid securities, including repurchase agreements with a term greater than seven days.

      The Fund may sell securities in a reverse repurchase agreement when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities. In a typical reverse repurchase agreement transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title to and possession of the security to a second party in return for a percentage of its value. By paying back to this party the value received plus interest, the seller repurchases the transferred security. It is the Fund's policy that entering into a reverse repurchase agreement will be for temporary purposes only and, when aggregated with other borrowings may not exceed 5% of the value of the total assets of the Fund at the time of the transaction.

                        TRUSTEES AND EXECUTIVE OFFICERS


      *BRUCE R. BENT, President, Treasurer and Trustee, 810 Seventh Avenue, New York, New York 10019.

      Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET") and Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"), Director, Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation, and Chairman and Director of Resrv Partners, Inc. Before 1968, he was associated with Stone & Webster Securities Corp., and previously, Teachers Insurance and Annuity Association.

      EDWIN EHLERT, JR., Trustee, 125 Elm Street, Westfield, New Jersey 07091.

      Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency formerly called Travelong of Westfield, Inc.) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RNYTET, RTET and RPES.

      HENRI W. EMMET, Trustee, 176 East 71st Street, New York, New York 10021.

      Mr. Emmet is the Managing Director of Servus Associates, Inc, and U.S.A. Representative of the First National Bank of Southern Africa and Trustee of RF, RET, RNYTET, RTET and RPES. Until 1989, he was Senior Vice President of the New York branch of Banque Nationale de Paris.

      *DONALD J. HARRINGTON, C.M, Trustee, St. John's University, Jamaica, New York 11439.

      The Reverend Harrington is President of St. John's University (NY) and a Trustee of RF, RIT, RNYTET, RTET and RPES. The Reverend Harrington served as President of Niagara University from 1984 to 1989 and was Executive Vice President of Niagara University from 1981 to 1984.

      NIELS W. JOHNSEN, Trustee, 1 Whitehall Street, New York, New York 10004.

      Mr. Johnsen is Chairman of the Board of International Shipholding Corp. and Central Gulf Lines, Inc. (ship cargo carrier), Director of Centennial Insurance Co. and Trustee of The Atlantic companies (insurance), RF, RIT, RNYTET, RTET and RPES.

      MARC C. COZZOLINO, Counsel and Secretary, 810 Seventh Avenue, New York, NY 10019.

      Mr. Cozzolino is Counsel and Secretary of RF, RIT, RTET, RNYTET and RPES. Before joining The Reserve Funds in 1994, Mr. Cozzolino was a staff attorney at the New Jersey Bureau of Securities.

      PAT A. COLLETTI, Controller, 810 Seventh Avenue, New York, New York 10019.

      Mr. Colletti is Controller of RF, RIT, RTET, RNYTET and RPES. Prior to joining The Reserve Funds in 1985, Mr. Colletti was Supervisor of Accounting of Money Market Funds for the Dreyfus Corporation.

--------------------------------------------

*Interested Trustee within the meaning of the Act. Messrs. Ehlert, Emmet, Harrington, and Johnsen are members of a Review Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices.

      During the year ended May 31, 1996, the Trustees received fees of $9,206 from the Fund. As of June 30, 1996, Trustees and officers as a group owned less than 1% of the outstanding shares of the Trust. During the year ended May 31, 1996, Reserve Tax-Exempt Trust held four Board meetings and one Review Committee meeting.

                               COMPENSATION TABLE


                                               AGGREGATE                    TOTAL COMPENSATION
                                             COMPENSATION               FROM FUND AND FUND COMPLEX
NAME OF TRUSTEE                               FROM FUND*          (4 ADDITIONAL TRUSTS) PAID TO TRUSTEE*
--------------------------------------------------------------------------------------------------------
       Edwin Ehlert, Jr.                      $2,293                           $22,197
       Henri W. Emmet                         $2,293                           $22,197
       Rev. Donald J. Harrington              $2,293                           $22,197
       Niels W. Johnsen                       $2,293                           $22,197


                  INVESTMENT MANAGEMENT, DISTRIBUTION, SERVICE
                            AND CUSTODIAN AGREEMENTS

INVESTMENT MANAGEMENT AGREEMENT. Reserve Management Company, Inc. ("RMCI"), 14 Locust Place, Manhasset, NY 11030, of which Messrs. Henry B.R. Brown and Bruce
R. Bent are the Directors, manages the Fund and provides it with investment advice pursuant to an Investment Management Agreement. Messrs. Brown and Bent together with their children own RMCI. Under the Investment Management Agreement, RMCI manages the Fund's investments, including effecting purchases and sales thereof, in furtherance of its investment objective and policies, subject to overall control and direction of the Trustees. RMCI also makes promotional and advertising expenditures related to the sale of Fund shares (paying for prospectuses distributed to potential investors and for other sales literature, but not paying for prospectuses distributed to current shareholders, distribution assistance payments paid by the Fund, or registration fees and expenses).

       For these services, the Fund periodically pays RMCI a management fee at the annual rate of .50% of the first $500 million of average daily net assets,
 .475% of the next $500 million of such assets, .45% of the next $500 million of such assets, .425% per annum of the next $500 million of such assets, and .40% of such assets in excess of $2 billion. For the fiscal years ended May 31, 1992, 1993, 1994, 1995 and 1996, RMCI received management fees of $1,797,084,
$1,826,877, $1,876,890, $1,702,033 and $1,602,360 respectively, from the Fund.

       From time to time, RMCI may waive receipt of its fees and or voluntarily assume certain expenses of the Fund which would have the effect of lowering the Fund's expense ratio and increasing yield to investors at the time such amounts are assumed or waived as the case may be.

       The Investment Management Agreement was approved by shareholders in 1986, and may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the Trustees who are not "interested persons" ("disinterested Trustees") cast in person at a meeting called for the purpose of voting on such renewal. The agreement terminates automatically upon its assignment and may be terminated without penalty upon 60 days written notice by a vote of the Board of Trustees of the Fund or by vote of a majority of outstanding voting shares of the Fund or by RMCI.

SERVICE AGREEMENT. Under a Service Agreement, RMCI furnishes to the Fund all personnel required for administrative, clerical, recordkeeping, bookkeeping, shareholder accounting, and shareholder servicing functions. In addition, RMCI provides at cost, office space, office equipment (including computers), office supplies, and direct expenditures which include brokerage fees and commissions, interest, taxes, issuing and redemption costs, registration fees, disinterested Trustees' fees, custodial fees, extraordinary legal expenses, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings, and independent accountants' fees. For all of these items, each portfolio reimburses RMCI for its costs. However, RMCI has agreed to repay promptly any amount reimbursed which a majority of the disinterested Trustees reasonably determines is in excess of, or not properly attributable to, the cost of operations or expenses of the Fund. The Service Agreement is non-assignable and continues until terminated by either party on 120 days written notice. Reserve Management Corporation, an affiliate of RMCI, may provide some of these services.

       Pursuant to the Service Agreement, during the fiscal year ended May 31, 1996 the Fund reimbursed RMCI $1,081,664 for expenses. For the fiscal years ended May 31, 1994 and 1995 RMCI was reimbursed $1,256,945 and $1,062,207 for expenses, respectively.

        DISTRIBUTION AGREEMENT. The Fund's Distributor is Resrv Partners, Inc. ("RESRV"), 810 Seventh Avenue, New York, N.Y. 10019. The Fund has authorized the Distributor, in connection with their sale of Fund shares, to give only such information and to make only such statements and representations as are contained in the Prospectus. Sales may be made only by the Prospectus. The Distributor may offer and sell shares of the Fund pursuant to a separate Prospectus applicable to such Distributor. The Distributor is "principal underwriter" for the Fund within the meaning of the Investment Company Act of 1940, and as such act as agent in arranging for the continuous offering of Fund shares. The Distributor has the right to enter into selected dealer agreements with brokers or other persons of their choice for the sale of Fund shares. Parties to selected dealer agreements may receive assistance payments, if they qualify for such payments, under the Distribution Plan described below. RESRV's and PGFDI's principal business is the distribution of mutual fund shares. No Distributor has retained any underwriting commissions on the sale of Fund shares during the last three fiscal years. The Distributors do not have the exclusive right to distribute Fund shares and the Fund may, therefore, continue to distribute its own shares.

       The Distribution Agreements may be renewed annually if specifically approved by the Board of Trustees and by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval or by the vote of a majority of the outstanding voting securities of the Fund.

PLAN OF DISTRIBUTION. The Fund maintains a Plan of Distribution ("Plan") and related agreements, as amended, under Rule 12b-1 of the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a Plan adopted by the investment company's Board and approved by its shareholders. Under the Plan, the Fund makes assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") as to which the payee has rendered distribution assistance services at an annual rate of .20% of the average net asset value of qualified accounts. Such distribution assistance may include, but may not be limited to, establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investment in Fund shares of client account balances. Substantially all such monies (together with significant amounts from RMCI's own resources) are paid by RMCI to payees for their distribution assistance or administrative services with any remaining amounts being used by RMCI to partially defray other expenses incurred by RMCI in distributing Fund shares. In addition to the amounts required by the Plan, RMCI may, in its discretion, pay additional amounts. The rate of any additional amounts that may be paid will be based upon RESRV's and RMCI's analysis of the contribution that the payee makes to the Fund by increasing assets under management and reducing expense ratios and the cost to the Fund if such services were provided directly by the Fund or other authorized persons. RMCI and RESRV will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund. RMCI may elect to retain a portion of the distribution assistance payments to pay for sales materials or other promotional activities. The Trustees have determined that there is a reasonable likelihood the Plan will benefit the Fund and its shareholders.

       The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investment and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the plan for activities not primarily intended to result in the sale of Fund shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

       Under the Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Plan the selection and nomination of the disinterested Trustees is at the discretion of the disinterested Trustees currently in office.

       During the fiscal year ended May 31, 1996, $616,837 was paid under the Plan by the Fund. Any such payments are intended to benefit the Fund by maintaining or increasing net assets to permit economies of scale in providing services to shareholders and to contribute to the stability of shareholder services. During the fiscal year ended May 31, 1996 substantially all payments made by the Fund were to brokers or other financial institutions and intermediaries for share balances in the Fund.

       The Plan and related agreements were duly approved by shareholders and may be terminated at any time by a vote of a majority of the outstanding voting securities of the Fund or by vote of the disinterested trustees. The Plan and related agreements may be renewed from year to year if approved by a vote of a majority of the Board of Trustees and by a vote of the disinterested trustees cast in person at a meeting called for the purpose of voting on such renewal. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must also be approved by a vote of the Board of Trustees and of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

       The Securities and Exchange Commission had proposed to amend Rule 12b-1 under the Investment Company Act of 1940 in a manner which, among other things, would effectively prohibit the implementation of compensation plans or any other plans that do not tie payments by a fund to specific distribution activities. If such a proposal were implemented, the Board of Trustees would determine, at such time and in light of the existing circumstances, the appropriateness of continuing the Plan, recommending its modification or discontinuance, or taking any other action.

CUSTODIAL SERVICES AND INDEPENDENT ACCOUNTANT. The Chase Manhattan Bank, 4 New York Plaza, New York, N.Y. 10004 and Bankers Company, One Bankers Plaza, New York, N.Y. 10015 are Custodians of the Fund's securities and cash pursuant to Custodian Agreements. Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, N.Y. 10019 is the Fund's independent accountant.


             PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

       As investment securities transactions made by the Fund are normally principal transactions at net prices, the Fund does not normally incur brokerage commissions. Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter and aftermarket transactions with dealers involve a spread between the bid and asked prices. During the past three fiscal years, the Fund has not paid any brokerage commissions.

       The Fund's policy of investing in debt securities maturing within one year results in high portfolio turnover. However, because the cost of these transactions is minimal, high turnover does not have a material adverse effect upon the net asset value or yield of the Fund.

       Subject to the overall supervision of the officers of the Fund and the Board of Trustees, RMCI places all orders for the purchase and sale of the Fund's investment securities. In general, in the purchase and sale of investment securities RMCI will seek to obtain prompt and reliable execution of orders at the most favorable prices and yields. In determining best price and execution, RMCI may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with RMCI, and any statistical, research, or other services provided by the dealer to RMCI. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by RMCI. Brokers or dealers who execute investment securities transactions may also sell shares of the Fund; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers.

       When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by RMCI, the transactions are allocated as to amount in accordance with each order placed for each portfolio. However, RMCI may not always be able to purchase or sell the same security on identical terms for all investment companies affected.


                         SHARES OF BENEFICIAL INTEREST

       The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in Reserve Tax-Exempt Trust ("Trust"). The Trust consists of three separate portfolios. Each share represents an interest in the respective portfolios of the Trust proportionately equal to the interest of each other share. If they deem it advisable and in the best interests of shareholders, the trustees may classify or reclassify any unissued shares of the Trust by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the stock. Any changes would be required to comply with any applicable state and federal securities laws. These currently require that each class be preferred over all other classes in respect of assets specifically allocated to such class. It is anticipated that under most circumstances, the rights of any additional class would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of their respective portfolios available for distribution to such shareholders. It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subjected to claims arising from the operations of the first class of shares. No changes can be made to the Trust's issued shares without shareholder approval.

       Only Interstate Select Fund shares are offered by the Prospectus which accompanied or preceded this Statement of Additional Information. Each Fund share, when issued, is fully paid, nonassessable (except as set forth below), and fully transferable or redeemable at the shareholder's option. Each Fund share has an equal interest in the net assets of the Fund, equal rights to all dividends and other distributions from the Fund, and one vote for all purposes. Shares of all classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of trustees could elect all trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

       Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notices of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust provides for the indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of status as a shareholder is limited to circumstances in which the Fund itself would be unable to meet its obligations.

       The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

       Regulations of the Securities and Exchange Commission provide that if a class is separately affected by a matter requiring a vote (election of trustees, ratification of independent auditor selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by shareholders of the Trust as a whole), each such class will vote separately. Each class votes separately on such matters as approval of the Investment Management Agreement, material amendments to the Plan of Distribution, and changes in the fundamental policies of the Fund. These items require approval by a majority of the affected shareholders. For this purpose a "majority" is constituted by either 50 percent of all shares voting as a group or 67 percent of the shares voted as a group at an annual meeting of shareholders at which at least 50 percent of the shares of each group are represented.



                   PURCHASE, REDEMPTION AND PRICING OF SHARES

       Redemption payments will normally be made by check or wire transfer but the Fund is authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of investment securities valued at the same time as the redemption net asset value is determined). The Fund has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of the Fund. The election is irrevocable pursuant to rules and regulations under the Investment Company Act of 1940 unless withdrawal is permitted by order of the Securities and Exchange Commission. Redemptions in kind are further limited by the Fund's intention to redeem in kind only when necessary to reduce a disparity between amortized cost and market value. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the net asset value of the redemption.

       IF SHARES OF THE FUND ARE PURCHASED BY CHECK OR RESERVE AUTOMATIC TRANSFER THE FUND MAY DELAY TRANSMITTAL OF REDEMPTION PROCEEDS UNTIL SUCH TIME AS IT HAS ASSURED ITSELF THAT GOOD PAYMENT HAS BEEN COLLECTED FOR THE PURCHASE OF SUCH SHARES, WHICH WILL GENERALLY BE UP TO 10 BUSINESS DAYS.

PURCHASES AND REDEMPTIONS THROUGH OTHERS. Share purchases and redemptions may also be made through brokers and financial institutions ("firms"). Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investments or administrative services. Some of these participate in the Fund's Plan of Distribution ("Plan"). Under the Plan, payments are made to persons who provide assistance in distributing Fund shares or other assistance to the Fund.

NET ASSET VALUE. Shares are offered at net asset value. The net asset value of the Fund is calculated at the close of each business day as defined in the Prospectus. The net asset value is not calculated on New Year's Day, Washington's Birthday observed, Good Friday, Memorial Day observed, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on other days the New York Stock Exchange is closed for trading, and on regional banking holidays which may include Martin Luther King's Birthday and Columbus Day. The net asset value of the Fund is normally maintained at $1.00 per share. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

       The net asset value per share of the Fund is determined by adding the fair value of all of the Fund's securities, cash and other assets, subtracting its liabilities, and dividing the result by the number of its shares outstanding. The Board of Trustees has determined the most practical method currently available for valuing portfolio instruments is the amortized cost method. This procedure values a purchased security at cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium and accrual of interest income, irrespective of intervening changes in interest rates or security market values.

       In order to maintain a $1.00 share price the Fund will utilize the following practices: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase only instruments having remaining maturities of 397 days or less; and invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risk. To assess whether repurchase agreement transactions present more than minimal credit risk, the trustees periodically review RMCI's evaluation of the creditworthiness of all entities, including banks and broker-dealers, with which the Fund proposes to enter into repurchase agreements. In addition, the Fund has adopted procedures taking into account current market conditions and the investment objective of the Fund, to attempt to maintain its net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Such procedures will include review by the Trustees, at such intervals as they may determine reasonable, to ascertain the extent of any difference in the net asset value of the Fund from $1.00 a share determined by valuing its assets at amortized cost as opposed to valuing them based on market factors. If the deviation exceeds 1/2 of one percent, the Trustees will promptly consider what action if any should be initiated. If they believe that the deviation may result in material dilution or other unfair results to shareholders, the trustees have undertaken to apply appropriate corrective remedies which may include the sale of the Fund's assets prior to maturity to realize capital gains or losses or to shorten the average maturity of the Fund, withholding dividends, redemption of shares of the Fund in kind, or reverting to valuation based upon market prices and estimates.


SHAREHOLDER SERVICE POLICIES. The Fund's policies concerning shareholder services are subject to change from time to time. The Fund reserves the right to change the $1,000 minimum account size subject to the $5 monthly service charge or involuntary redemption. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial investment amount at any time.

CREDITING OF INVESTMENTS. The Fund will only give credit for investments in the Fund on the day they become available in federal funds which is normally within one or two days of receipt. A Federal Reserve wire system transfer ("Fed wire") is the only type of wire transfer that is reliably available in federal funds on the day sent. For a Fed wire to receive same day credit, the Fund must be notified before 11:00 AM (New York time) of the amount to be transmitted and the account to be credited. Checks and other items submitted to the Fund for investment are only accepted when submitted in proper form, denominated in United States dollars, and are credited to shareholder accounts only upon their conversion into federal funds, which normally takes one or two business days following receipt. Physical items delivered to the Fund after 11:00 AM (New York time) are considered received on the following business day.

       Checks drawn on foreign banks are normally not accepted by the Fund. In addition, the Fund does not accept cash investments or travelers checks.

       The Fund reserves the right to reject any investment in the Fund for any reason and may at any time suspend all new investment in the Fund.

       IF SHARES PURCHASED ARE TO BE PAID FOR BY WIRE AND THE WIRE IS NOT RECEIVED BY THE FUND OR IF SHARES ARE PURCHASED BY A CHECK WHICH, AFTER DEPOSIT, IS RETURNED UNPAID OR PROVES UNCOLLECTABLE, THE SHARE PURCHASE MAY BE CANCELLED OR REDEEMED IMMEDIATELY. THE INVESTOR THAT GAVE NOTICE OF THE INTENDED WIRE OR SUBMITTED THE CHECK WILL BE HELD FULLY RESPONSIBLE FOR ANY LOSSES INCURRED BY THE FUND, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THE FUND MAY REDEEM SHARES FROM ANY ACCOUNT REGISTERED IN THAT PURCHASER'S NAME AND MAY APPLY THE PROCEEDS THEREFROM TO THE PAYMENT OF ANY AMOUNTS DUE THE FUND.

SHARE CERTIFICATES.  Share certificates are not issued by the Fund.


                            DISTRIBUTIONS AND TAXES

       The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 ("Code") so long as such qualification is in the best interests of shareholders. The status of the Fund as a regulated investment company does not involve government supervision of management or of investment practices or policies. If it so qualifies, in any fiscal year in which it distributes at least 90 percent of its net income, the Fund will not be subjected to federal income tax on such distributed amounts. Although interest derived from Municipal Obligations is not subject to federal income taxation, any net capital gains realized by the Fund and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares will be taxable to shareholders.

       In order to qualify as a regulated investment company under the Code, the Fund must, among other things, in each fiscal year distribute at least 90 percent of its investment company taxable income to shareholders; derive at least 90 percent of its gross income from dividends, interest and gains from the sale or disposition of securities; meet certain diversification requirements; and derive less than 30 percent of the gross income from the sale or disposition of securities held for less than three months.

       Exempt interest dividends distributed to shareholders are not includable in the shareholder's gross income for federal income tax purposes. The percentage of income that is tax exempt will be determined for each year and will be applied uniformly to all dividends declared during that year. This percentage may differ from the actual tax exempt percentage for any particular day. Distributions of net investment income received by the Fund from investments in debt securities other than Municipal Obligations and any net realized capital gains distributed by the Fund will be taxable as ordinary income. Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year.

       Statements as to the tax status of each investor's dividends and other distributions will be mailed annually. The annual statements will set forth the dollar amount of income subject to federal tax, if any. Distributions will be reported under more than one identification number only if a separate account is established for each number. If the Fund has both tax exempt and taxable interest income, it will use the "actual earned method" for determining the percentage that is taxable income. Under this method, the ratio of taxable income earned during the period, for which a distribution was made, to total income earned during the period determines the percentage of the distribution designated taxable and, as a result, the percentage of the distribution that is tax-exempt may vary from distribution to distribution.

       The identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, in either case, if the creating government or some entity guarantees a security, such guarantee would be considered a separate security and is to be treated as an issue of such government or other agency.

       The Tax Reform Act of 1986 (the "Act) provides that in the event the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining any liability for the alternative minimum tax applicable to individuals and the alternative minimum tax and the environmental tax applicable to corporations. In the case of corporations, federal alternative minimum taxable income will also include one-half if the excess of the corporation's pre-tax book income (including all exempt-interest dividends) over the corporation's other federal alternative minimum taxable income Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

       The Act also provides that, for taxable years beginning after December 31, 1986, every person required to file a tax return must report solely for informational purposes on such return the amount of exempt interest dividends received from the Fund during the taxable year. In addition, with respect to a shareholder who receives exempt interest dividends on shares held for less than six months, any loss on the sale or exchange of such shares will, to the extent of the amount of such exempt interest dividends, be disallowed.

       The exemption from federal income tax of dividends derived from interest on Municipal Obligations does not necessarily result in exemption under the other tax laws of the United States or any state or local taxing authority.

       Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to an investment or income there from in the Fund which may differ from the Federal income tax consequences described above.


                                   FUND YIELD

       The current yield of the Fund may differ from its effective yield and annualized dividends.

       Current yield is calculated by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by a fraction having 365 in the numerator and the number of days in the base period in the denominator. The current yield stated in the prospectus utilizes a seven day base period. Net change in account value must reflect (i) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; and (ii) any recurring fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average or median account size. Net change in account value must exclude realized gains or losses and unrealized appreciation or depreciation.

Effective yield is computed adding one to current yield, raising the sum to a power equal to 365 divided by the number of days in the base period (seven days), and subtracting one from the result according to the following formula:

Effective Yield = [(Base Period Return + 1) /7] 365 - 1. Effective annual yields are a representation of the effective annual rate of return produced by the monthly compounding of Fund dividends.

Taxable equivalent yield is computed by dividing either current yield or effective yield by a denominator equal to one minus a stated income tax rate according to the following formula: Taxable Equivalent Yield = Current or Effective Yield - (1 - Income Tax Rate).

       Yield information may be useful in reviewing the performance of the Fund, but because of fluctuations, it may or may not provide a basis for comparison with bank deposits, other money market funds or bank accounts which have fluctuating share values, or other investments which pay a fixed yield for a stated period of time, such as Treasury bills, bank certificates of deposit, savings certificates and NOW accounts. When making comparisons, the investor should also consider the quality and maturity of the portfolio securities of the various money market funds. An investor's principal is not guaranteed by the Fund, nor is it insured by a governmental agency.

                     RESERVE CASH PERFORMANCE ACCOUNT PLUS

       The Reserve Cash Performance Account Plus ("CPA") is a comprehensive package of additional services offered to investors in the Fund for an additional fee.

       Check Plan. A Check Plan is an arrangement with Bank One, Columbus, NA ("Bank One") whereby checks are issued to the participant which may be used to redeem shares in any amount in a participant's Fund account. If Bank One accepts a check for final payment, it will be paid by redemption of shares from your account. Bank One will process new debits to a Check Plan in order of receipt against Bank One's determination of the Check Plan "open-to-buy value" (the sum of the value of the participant's shares transmitted before noon to Bank One excluding (i) dividends which are accrued daily but including dividends paid monthly and (ii) checks and wires for the purchase of shares which have not been verified as described under "Restrictions" below, hereinafter referred to as the participant's account "liquidity value," minus previous Check Plan net debits which have not been applied against the account's value). These debits include outstanding unpaid checks authorized against the Check Plan open-to-buy value and redemptions from the participant's account determined and reported to Bank One. Any check in an amount exceeding the participant's Check Plan open-to-buy value for that business day will not be paid but will be returned by Bank One to the payee in such manner as Bank One may select. Checks may be used in the same manner as other bank checks and may be written in any amount. Checks will be received by Bank One through the Federal Reserve System or other clearing channels which Bank One may establish from time to time. Checks will not be returned to the participant but complete information on such checks, including the payee, will be supplied to the participant on a monthly basis. Bank One will supply checks to each participant which will be subject to the terms of your Reserve CPA Account Agreement in the application for a Check Plan.

       The Fund will charge a non-refundable annual CPA service fee (currently $75 which may be charged to the account monthly) and a transaction fee of $0.50 for each additional check in excess of five presented for payment within the statement period. Participants will also be charged for specific costs incurred in placing stop payment orders, obtaining check copies and in processing returned checks. The annual service fee and other charges may be changed at any time upon 30 days notice to participants. In addition, broker/dealers or other financial institutions in the CPA Program may charge their own service fees in addition to the annual fee.

CUSTOM PLAN. A CUSTOM PLAN is a CHECK PLAN plus a VISA Gold card issued to the participant. The VISA Gold card is a debit card, not a credit card. The Custom Plan and VISA Gold card are available only to customers of participating broker/dealers or other financial institutions. Use of the debit card will provide automatic common carrier travel insurance, auto rental/loss damage insurance and extended retail product guarantees. In addition, VISA Gold card holders will be provided a comprehensive package of free travel and emergency assistance services, including: emergency cash; emergency card replacement; medical, legal and lost baggage assistance; and emergency ticket replacement.

       Bank One will process new debits to a Custom Plan in the order of receipt against Bank One's determination of the Custom Plan "open-to-buy value" (the sum of the participant's account value minus previous Custom Plan net debits which have not been applied against net asset value). These debits include outstanding VISA Gold card charges, unpaid check charges, cash advances authorized by Bank One against the Custom Plan open-to-buy value and redemptions from the participant's account determined and reported to Bank One. The Fund will redeem shares on behalf of the participant on the business day it receives notice of these debits from Bank One and send the proceeds to Bank One to cover such debits.

       The conditions for establishing a CPA account may be altered or waived by the Fund, either with respect to services generally or with respect to special groups or limited categories of individuals. The checks and VISA Gold card features of the CPA Program are intended to provide participants with easy access to their account assets. The CPA Program is not intended to be a substitute for a bank transaction account. The Fund may reject any application to open a CPA account and may terminate a CPA account for any reason. Bank One may reject any application for checks or cards.

TRAVEL INSURANCE. Use of cards to pay the full travel fares for you, your spouse, and your dependent children under the age of 25 years on any air or land or water conveyance operated by a common carrier licensed to carry passengers for hire will insure each automatically against accidental bodily injuries which are the sole cause of death or dismemberment while riding in, boarding, or getting out of such aircraft or conveyance. Your name must appear in an account registration or you must be an associate cardholder for this travel insurance to cover you, your spouse, and your dependent children.

VISA GOLD CARD. Upon approval of an application for participation in the CUSTOM PLAN, Bank One will issue one or more VISA Gold cards to the participant. Bank One will not give authorizations for cash advances exceeding on any business day the CUSTOM PLAN open-to-buy value.

       Participants subscribing to the CUSTOM PLAN service may be liable for the unauthorized use of their card up to the amount set by the governing federal regulations which is currently $500 if the Fund or Bank One is not notified of the theft or loss within 2 business days. Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Gold card. If a card is lost or stolen, the Custom Plan participant should report the loss immediately by telephoning Bank One at (614) 248-4242 which can be reached 24 hours a day, seven days a week or the Fund at (800) 631-7784 or (212) 977-9880 during normal business hours (9:00 A.M. to 5:00 P.M., New York time).


                             MUNICIPAL OBLIGATIONS

       Municipal bonds and municipal notes are the two major classifications of Municipal Obligations. Such obligations are generally issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges highways, houses, hospitals, mass transportation, schools, streets, and water and sewer works. In addition, Municipal Obligations may be issued to refund outstanding debt and obtain funds for general operating expenses.

       Municipal bonds, which are long term instruments and generally have maturities longer than one year when issued, may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, as, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

       Certain kinds of industrial development bonds ("IDBs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant, and store facilities. IDBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IDBs, the IDBs or the participation interests purchased by the Fund will be supported by repurchase commitments and bank letters of credit or guarantees of banks that meet the quality criteria of the Fund and which may be exercised by the Fund to provide liquidity.

       Municipal notes are usually issued to obtain funds in anticipation of receipt of taxes, receipt of proceeds of issuances of municipal bonds or other revenue which will provide funds to repay the notes, and generally have maturities of one year or less.

       On April 20, 1988, the United States Supreme Court in South Carolina v. Baker, overruled an 1895 case, Pollock v. Farmers' Loan & Company which held that interest on Municipal Obligations was immune from federal taxation. As a result, proposals may be introduced before the Congress to eliminate or restrict the federal income tax exemption for interest on certain Municipal Obligations.

       The Fund may purchase securities affected by these proposals. If such proposals are enacted, the availability of Municipal Obligations by the Fund would be adversely affected. In such event, the Fund would reevaluate its investment objective and policies and submit possible changes in the structure of the Fund for the consideration of shareholders. Investors should be aware that the quantity of Municipal Obligations available for purchase by the Fund may be limited, and that factor may affect the amount of tax-exempt income which can be obtained from an investment in the Fund. Substantial reductions in the availability of tax-exempt securities might also cause a reevaluation of the Fund's investment objective and policies.

VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments that the Fund may purchase are tax-exempt Municipal Obligations or participation interests therein that provide for a periodic adjustments in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit or guarantee issued with respect to such instrument. The issuer of the Municipal Obligation may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to the required for the holder to demand payment.

       The variable rate demand instruments in which the Fund may invest will comply with Rule 2a-7 under the Investment Company Act of 1940. The Fund will determine the variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board to minimize credit risks. The Fund's investment adviser may determine that an unrated variable rate demand instruments meets the Fund's high quality criteria if it is backed by a suitable bank letter of credit or guarantee.

       The variable rate demand instruments that the Fund may invest in include participation interests purchased from banks in variable rate tax exempt Municipal Obligations owned by banks or affiliated organizations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the repurchase feature described above. Each participation is backed by an irrevocable letter of credit or guarantee of an appropriately rated bank. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, after seven days' notice, for all or any part of the full principal amount of the Fund's participation interest in the bond plus accrued interest. Banks usually retain a service fee, a letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instrument was purchased by the Fund.


                                    RATINGS

TAX-EXEMPT BOND RATINGS. The highest ratings for municipal bonds are Aaa or Aa if rated by Moody's Investor Services, Inc. ("Moody's") and AAA or AA if rated by Standard & Poor's Corporation ("S&P"). Such bonds are judged to be a high quality and are not considered speculative. Bonds rated A by Moody's are considered to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Such bonds have factors giving security to principal and interest that are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated A by S&P is considered to have a strong capacity to pay interest and repay principal although it is more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

TAX-EXEMPT PAPER RATINGS. Moody's tax-exempt paper rating are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following two designations all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: MIG-1/VMIG-1, Best Quality and MIG-1/VMIG-1, High Quality. The designation of MIG-1/VMIG-1 indicates there is strong protection by established cash flows, superior liquidity support of demonstrated broad based access to the market for refinancing. The designation of MIG-2/VMIG-2 indicates margins of protection ample although not so large in MIG-1/VMIG-1.

       Standard & Poor's tax-exempt paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The highest quality obligations are rated "A". Issues assigned A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designations to indicate the relative degree of safety. The two top such designations are 1 and 2. The "A-1" designation indicates that the degree of safety regarding timely payment is strong. The "A-2" designation indicates that capacity for timely payment is satisfactory. Municipal note ratings by Standard & Poor's are preceded by the designation SP. Those issues determined to possess overwhelming safety characteristics are designated SP-1+. Municipal notes designated SP-1 are considered to have a very strong or strong capacity to pay principal and interest. Municipal notes designated SP-2 are considered to have a satisfactory capacity to pay principal and interest.

                            RESERVE TAX-EXEMPT TRUST
                                     PART C

Item 24.  Financial Statements and Exhibits
         (a) Financial Statements Included in Part A
             (1)   Financial Highlights
                   Not Applicable
             Financial Statements Included in Part A and Part B
                   Not Applicable
         (b) Exhibits
             (1) Declaration of Trust was filed as an exhibit to Registrant's Initial Registration Statement dated March 23, 1983*
             (2) Bylaws were filed as an exhibit to Registrant's Initial Registration Statement dated March 23, 1983.
                   Amendment No. 2 filed as an exhibit to Post-Effective Amendment No. 15 dated July 31, 1990*
             (3)   Not Applicable
             (4)   Not Applicable
             (5) Form of Investment Management Agreement filed as an Exhibit to Post-Effective Amendment No. 14 dated November 1, 1989*
             (6) Form of Distribution Agreement and Plan of Distribution filed as an exhibit to Registrant's Pre-Effective
                   Amendment No. 1 dated July 22, 1983.  Amendment to
                   Plan of Distribution filed as exhibit to
                   Post-Effective Amendment No. 11 dated August 1, 1988*
             (7) Pension Plan of Reserve Management Corporation was filed as an exhibit to Post-Effective Amendment No. 9 dated
                   September 30, 1986; Amendments to Pension Plan filed
                   as an exhibit to Post-Effective Amendment No. 45 of
                   The Reserve Fund (File No. 811-2033) dated July 31,
                   1989*
             (8) Custodian Agreement with Chemical Bank filed as an exhibit to Registrant's Initial Registration Statement dated
                   March 23, 1983*
             (9)   (a)    Form of Service Agreement filed as an exhibit to
                          Post-Effective Amendment No. 14 dated November 1,
                          1989; Transfer Agent Agreement with First Wisconsin
                          Trust Company filed as an exhibit to Post-Effective
                          Amendment No. 15 dated July 31, 1990*
             (10)  Opinion of counsel**
             (11)  Not applicable
             (12)  Not Applicable
             (14)  Not Applicable
             (15)  See item No. 6*
             (16)  Not applicable
             (17)  Powers of Attorney**
             (18)  Not Applicable


-----------------------
* Incorporated by reference
**Filed herewith

Item 25.  Persons Controlled by or Under Common Control with Registrant

         Not Applicable

Item 26.  Number of Holders of Securities

                                                        Number of Record Holders
          Title of Class                                     at June 30, 1996
          --------------                                ------------------------
          Interstate Fund                                             50,923
          Connecticut Tax-Exempt Fund                                  4,202
          California Tax-Exempt Fund                                     778
          Massachusetts Tax-Exempt Fund                                  674
          New Jersey Tax-Exempt Fund                                   4,186

Item 27.  Indemnification

       Each Trustee, officer, employee or agent of the Registrant, and any person who has served at its request as a Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder.

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser

Name                     Position with the Adviser                  Other Businesses
----                     -------------------------                  ----------------
Henry B.R. Brown         President, Treasurer and                   President, Treasurer and Director of
                         Director                                   Director of Reserve Management
                                                                    Corporation of the same address as the
                                                                    Trust; Director and Treasurer of Transfer
                                                                    Agent Inc. 5 Cornwall St., N.W., Leesburg,
                                                                    Virginia  22075.


Bruce R. Bent            Vice President, Secretary                  Vice President, Secretary and Director of
                         and Director                               Reserve Management Corporation  and
                                                                    Director of Resrv Partners, Inc. both of the
                                                                    same address as the Trust.

Item 29.  Principal Underwriters

      (a) Resrv Partners, Inc., a principal underwriter of the Registrant, also acts as principal underwriter to The Reserve Fund, Reserve Institutional Trust, Reserve New York Tax-Exempt Trust and Reserve Private Equity Series.

Name and Principal                    Positions and Offices                    Positions and Offices
 Business Address                    with Resrv Partners, Inc.                    with Registrant
------------------                  --------------------------                 ---------------------
Bruce R. Bent                       Chairman and Director                      President, Treasurer
810 Seventh Avenue                                                             & Trustee
New York, NY 10019

Item 30.    Location of Accounts and Records

            All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at 810 Seventh Avenue, New York, NY 10019 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodian.

Item 31.    Management Services

            See "Investment Management, Distribution, Service and Custodian Agreements" in Part B.

Item 32.    Undertakings

            Not Applicable

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment No.28 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York, on the 8th day of October, 1996.



                                          /s/ Bruce R.  Bent
                                       ----------------------------------------
                                                 Bruce R. Bent, President

Attest:


  /s/ Marc C. Cozzolino
-----------------------------------------
         Marc C. Cozzolino, Secretary



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to its Registration Statement has been below signed by the following persons in the capacities and on the dates indicated.




   /s/ Bruce R. Bent                                  Date      10/8/96
-----------------------------------------------            ----------------
Bruce R. Bent, President, Treasurer
and Board Member (principal executive,
operating and financial officer)



*                                                     Date
 ----------------------------------------------           -----------------
         Edwin Ehlert Jr., Board Member



*                                                     Date
 ----------------------------------------------           -----------------
         Henri W. Emmet, Board Member



*                                                     Date
 ----------------------------------------------           -----------------
         Donald J. Harrington, Board Member



*                                                     Date
 ----------------------------------------------           -----------------
         Niels W. Johnsen, Board Member


  /s/ Marc C. Cozzolino                               Date      10/8/96
----------------------------------------------------      -----------------
         Marc C. Cozzolino, *Attorney-in-Fact
         General Counsel

                               INDEX TO EXHIBITS

                                                                                                       Sequentially
                                                                                                       Numbered
Exhibit No.               Description
-----------               -----------
      1.                  Declaration of Trust of Registrant**
      2.                  By-Laws of Registrant**
      3.                  Not Applicable
      4.                  Not Applicable
      5.                  (a) Form of Investment Management Agreement
                          between the Registrant and Reserve Management Company Inc.**
      6.                  (a) Form of Distribution Agreement between the
                          Registrant and Resrv Partners, Inc.**
                          (b) Form of Selected Dealer Agreement.**
      7.                  Pension Plan of Reserve Management Corp. filed
                          as an exhibit to Post-Effective Amendment No., 32
                          of The Reserve Fund (File No. 2-36429);
                          amendments thereto filed as an exhibit to
                          Post-Effective Amendment No. 45 and all are
                          incorporated by reference
      8.                  Form of Custodian Agreements between Registrant and
                          Custodial Trust Company**
      9.                  Not Applicable
     10.                  Opinion of Counsel
     11.                  Not Applicable
     12.                  Not Applicable
     13.                  Form of Subscription Agreement between the Registrant
                          and Reserve Management Company, Inc. **
     14.                  Not Applicable
     15.                  Form of Service Plan **
     16.                  Not Applicable
     17.                  Powers of Attorney
     18.                  Not Applicable

* To be filed by amendment
**Previously filed